UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: October 28, 2018

(Date of earliest event reported)

INTERNATIONAL BUSINESS MACHINES
CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-2360	13-0871985
(State of Incorporation)	(Commission File Number)	(IRS employer Identification No.)

ARMONK, NEW YORK	10504
(Address of principal executive offices)	(Zip Code)

914-499-1900

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

Press Release

On October 28, 2018, IBM and Red Hat, Inc., a Delaware corporation (“Red Hat”), issued a joint press release announcing they had entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Socrates Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of IBM (“Merger Sub”), pursuant to which Merger Sub will merge with and into Red Hat, with Red Hat surviving the Merger and becoming a wholly owned subsidiary of IBM.

Investor Presentation

On October 29, 2018, IBM’s Chairman, President and Chief Executive Officer, Ginni Rometty, will lead an investor webcast regarding the Merger Agreement with Red Hat. A copy of the presentation materials is included as Exhibit 99.2 hereto.

The company has disclosed in the attached press release and presentation materials certain non-GAAP information which management believes provides useful information for investors.  Reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP are included as Exhibit 99.3 hereto.

The information in this Item 7.01, including the corresponding Exhibits 99.1, 99.2 and 99.3, is being furnished with the U.S. Securities and Exchange Commission (SEC) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Forward-Looking Statements

Certain statements contained in this Form 8-K and its exhibits may be characterized as forward-looking under the Private Securities Litigation Reform Act of 1995. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially. Additional information concerning these factors is contained in IBM’s filings with the SEC. Copies are available from the SEC or from the IBM web site (www.ibm.com).

Statements in this communication regarding IBM and Red Hat that are forward-looking may include projections as to closing date for the transaction, the extent of, and the time necessary to obtain, the regulatory approvals required for the transaction, the anticipated benefits of the transaction, the impact of the transaction on IBM’s business, the expected terms and scope of the expected financing for the transaction, the aggregate amount of indebtedness of IBM following the closing of the transaction, IBM’s expectations regarding debt repayment and its debt to capital ratio following the closing of the transaction, IBM’s share repurchase programs and ability and intent to declare future dividend payments, the synergies from the transaction, the combined company’s future operating results, and other statements identified by words such as “will”, “expect”, “believe”, “anticipate”, “estimate”, “should”, “intend”, “plan”, “potential”, “predict” “project”, “aim”, and similar words, phrases or expressions. These forward-looking statements are based on current expectations and beliefs of the management of IBM and Red Hat (as the case may be), as well as assumptions made by, and information currently available to, such management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of each company’s and each company’s management’s control. In particular, projected financial information for the combined businesses of IBM and Red Hat is based on estimates, assumptions and projections and has not been prepared in conformance with the applicable accounting requirements of Regulation S-X relating to pro forma financial information, and the required pro forma adjustments have not been applied and are not reflected therein. None of this information should be considered in isolation from, or as a substitute for, the historical financial statements of IBM and Red Hat.

Important risk factors related to the transaction could cause actual future results and other future events to differ materially from those currently estimated by management, including, but not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect IBM’s and Red Hat’s business and the price of the common stock of IBM and Red Hat; the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the shareholders of Red Hat; the timing to consummate the proposed transaction; the risk that a regulatory approval that may be required for the proposed transaction is delayed, is not obtained or is obtained subject to conditions that are not anticipated; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the proposed transaction on IBM’s and Red Hat’s business relationships, operating results and business generally; the risk that the proposed transaction may disrupt current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction; the ability to achieve the synergies and value creation contemplated; IBM’s ability to promptly and effectively integrate Red Hat’s businesses; the risk that revenues following the transaction may be lower than expected; the risk that operating costs, customer loss, and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, and suppliers) may be greater than expected; the assumption of unexpected risks and liabilities; the outcome of any legal proceedings that may be instituted related to the Merger Agreement or the proposed transaction; the diversion of and attention of management of both IBM and Red Hat on transaction-related issues; and the other factors discussed in “Risk Factors” in IBM’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and subsequent filings with the SEC, which are available at http://www.sec.gov. IBM assumes no obligation to update the information in the communication, except as otherwise required by law. Accordingly, you should not place undue reliance on these forward looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished as part of this report:

Exhibit No.	Description of Exhibit
99.1	Press Release of the Registrant, dated October 28, 2018

99.2	Webcast Presentation Materials, dated October 29, 2018

99.3	Non-GAAP Supplemental Materials

IBM’s web site (www.ibm.com) contains a significant amount of information about IBM, including financial and other information for investors (www.ibm.com/investor/). IBM encourages investors to visit its various web sites from time to time, as information is updated and new information is posted.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 29, 2018

	By:	/s/ Robert F. Del Bene
Robert F. Del Bene
Vice President and Controller